EXHIBIT 10.27

ASSIGNMENT OF MEMBERSHIP INTEREST

SOLARIS HOSPICE, LLC

THIS ASSIGNMENT AGREEMENT is entered into to be effective as of 12:01am, January 1, 2012, between NHC/OP, L.P. (the "Assignor") and CARIS HEALTHCARE, L.P. (the "Assignee"), recites and provides:

RECITALS:

WHEREAS, the Assignor is the owner of a one hundred percent (100%) membership interest in Solaris Hospice, LLC, a South Carolina limited liability company (the "Company"); and

WHEREAS, pursuant to the terms of the Contribution Agreement dated December 30, 2011 (the "Contribution Agreement"), the Assignor agreed to assign, transfer and sell to Assignee its one hundred percent (100%) membership interest in the Company and all other interest of Assignor in and to the Company (collectively, the "Assigned Interest"). The Assignor now wishes to assign and transfer to the Assignee all of the Assignor's right, title and interest in and to the Assigned Interest by the execution and delivery of this Agreement.

ASSIGNMENT AGREEMENT:

For and in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Assignment.  The Assignor hereby assigns and transfers  to the Assignee all of  the Assignor's right, title and interest in and to the Assigned Interest, including all voting, consent and financial rights now or hereafter existing and associated with ownership of the Assigned Interest. This Agreement shall be deemed a part of and subject to the terms of the Contribution Agreement.

2.

Representations and Warranties of Assignor:  The Assignor represents and warrants that (a) Assignor is the true and lawful owner of the Assigned Interest and has good title to the same; (b) the Assignor has made no prior assignment or sale of the Assigned Interest and that no other person or entity has any right, title or interest therein; (c) the execution and delivery hereof by the Assignor and the assignment of all its right, title and interest in and to the Assigned Interest does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company's property is bound; (d) no liens, encumbrances, charges or security interests of any kind exist on the date hereof against the

Assigned Interest; and (e). Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

3.

Representations of Assignee.  Assignee has been advised that the Assigned Interest is not registered under the Securities Act of 1933 nor under the Tennessee Securities Act of 1980 and represents, warrants and agrees that (a) Assignee is acquiring the securities represented by the Assigned Interest for its own account, solely for investment purposes, and not with a view to resale of said securities; (b) Assignee has such knowledge and experience in business and financial matters which enables it to be capable of evaluating the risks and merits of this investment; (c) Assignee is able to bear the economic risks of this investment; (d)  the Assigned Interest will not be resold or otherwise transferred or assigned by Assignee without appropriate compliance with the registration provisions of the Securities Act of 1933 and applicable State blue sky laws or exemption therefrom; and (e) Assignee has been provided with or permitted access to all information which it deems material to formulating an investment decision and that such information has been sufficient to make an informed investment decision.

4.

Health Care Provider Numbers. To the extent required due to the need for "change of information as part of the CMS 855 Medicare" application, the Company shall continue to receive payments under the health care provider numbers and NPI numbers issued listing Assignor as the member of Company until December 31, 2011.  All payments relating to services rendered after the date hereof despite being accrued before December 31, 2011, under the health care provider number shall remain the property of the Company.  Assignor has made all necessary applications and/or notices required pertaining to the health care provider numbers and NPI numbers (to extent needed).

5.

Indemnification. Assignor hereby indemnifies and holds Assignee, the Company, and its manager, directors, employees, members and agents harmless, in the manner and to the extent hereinafter provided, against and in respect of any and all losses, costs and out-of pocket expenses (including reasonable attorney's fees) arising out of any breach of  a representation or agreement contained herein and any obligations of Assignor relating to any claims by employees of the Company alleging a violation by the Company of applicable employee-related laws and regulations (the "Employee Claims") to the extent such claim pertains to alleged conduct which occurred prior to the date hereof.

6.

Acceptance by Assignee.  The Assignee (a) accepts the assignment of all of the Assignor's right, title and interest in and to the Assigned Interest and (b) agrees to be bound by all of the terms, covenants and conditions hereof. Assignee hereby indemnifies and holds Assignor, and its manager, directors, employees, members, and agents harmless, in the manner and to the extent hereinafter provided, against and in respect of any and all losses, costs and out-of-pocket expenses (including reasonable attorney's fees) arising out of any obligations of Assignee relating to the Assigned Interest which occur on or after, or arise from events occurring on or after the date hereof, subject to the indemnification in Section 5 above relating to the Employee Claims.

7.

Absolute Conveyance.  The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions.

8.

Further Assurances and Power of Attorney.  The Assignor hereby covenants and agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, upon the reasonable request of the Assignee, any and all instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by the Assignee for the purpose of effecting, completing, insuring and perfecting the conveyance and transfer to Assignee and its successors and assigns, of all of the right, title and interest of Assignor in and to the Assigned Interest hereby conveyed, assigned and delivered.  In addition, Assignor hereby appoints Assignee as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to execute any and all documents to complete, insure, and perfect the conveyance and transfer to Assignee and its successors and assigns, of all the right, title, and interest of Assignor in and to the Assigned Interest hereby conveyed. The authority hereby conferred by the foregoing sentence is and shall be irrevocable and is deemed coupled with an interest.

9.

Change of Ownership. The assignment described herein is subject to certain approval rights of third parties under certain licenses and leases.  Assignor will diligently seek to obtain all necessary consents and approvals from such third parties as soon as possible, and, in connection therewith, Assignor will provide Assignee with copies of all applications relating to said consents and approvals and keep Assignee apprised of all efforts made in that regard.  Assignee will cooperate and work with Assignor in connection with those efforts to obtain all necessary consents and approvals from such third parties.

10.

Heirs, Successors and Assigns.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

11.

Governing Law.  This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of Tennessee, except to the extent that the laws of the State of South Carolina and/or federal laws will control aspects of the transaction dealing with licenses, leases, healthcare provider numbers and NPI numbers discussed herein.

12.

Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be required.  It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts.  All counterparts shall collectively constitute a single agreement.

(Signatures on the Following Page)

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the day and year first above written.

ASSIGNOR:

NHC/OP, L.P.

By:  NHC Delaware, Inc.

Its:  General Partner

By:  /s/ Stephen F. Flatt

Name:    Stephen F. Flatt

Title:    Vice President

ASSIGNEE:

CARIS HEALTHCARE, L.P.

By:  National Hospice, Inc.

Its:  General Partner

By:    /s/ Norman McRae

       Norman McRae, President